LSB FINANCIAL CORP.
101 Main Street
Lafayette, Indiana 47901
(765) 742-1064

March 17, 2004

Dear Fellow Shareholder:

            On behalf of the Board of Directors and management of LSB Financial Corp., we cordially invite you to attend the annual meeting of the LSB Financial Corp. shareholders. The meeting will be held at 9:00 a.m., Lafayette, Indiana time, on Wednesday, April 21, 2004, at the LSB Building located at 22 N. Second Street, Lafayette, Indiana. The annual meeting will include management's report to you on the Company's 2003 financial and operating performance.

            An important aspect of the annual meeting process is the annual shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process.

            Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

            Your Board of Directors and management are committed to the success of LSB Financial Corp. and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours, RANDOLPH F. WILLIAMS President and Chief Executive Officer

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LSB FINANCIAL CORP.
101 Main Street
Lafayette, Indiana 47901
(765) 742-1064

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 21, 2004

            NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of LSB Financial Corp. will be held at the LSB Building located at 22 N. Second Street, Lafayette, Indiana, on Wednesday, April 21, 2004, at 9:00 a.m. local time. At the annual meeting, shareholders will be asked to consider and vote on the following proposals:

Proposal I.	Election of three directors, each with a term of three years; and
Proposal II.	Ratification of the appointment of Crowe Chizek and Company LLC, as independent auditors for the Company for the year ending December 31, 2004.

Shareholders also will transact such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

            The record date for the annual meeting is February 27, 2004. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders at the offices of the Company during the five days prior to the annual meeting as well as at the meeting. Your Board of Directors recommends that you vote "FOR" each of the proposals.

            A proxy card and proxy statement for the annual meeting are enclosed. Whether or not you plan to attend the annual meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

            Thank you for your continued interest and support.

BY ORDER OF THE BOARD OF DIRECTORS RANDOLPH F. WILLIAMS President and Chief Executive Officer

Lafayette, Indiana
March 17, 2004

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

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LSB FINANCIAL CORP.
101 Main Street
Lafayette, Indiana 47901
(765) 742-1064

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 21, 2004

INTRODUCTION

            The LSB Financial Corp. Board of Directors is using this proxy statement to solicit proxies from the holders of common stock of LSB Financial Corp. for use at the Company's Annual Meeting of Shareholders. This proxy statement and the enclosed form of proxy are first being mailed to our shareholders on or about March 17, 2004. LSB Financial Corp. is referred to in this proxy statement as "LSB Financial" or the "Company."

            Certain of the information provided herein relates to Lafayette Savings Bank, FSB, the principal operating and wholly-owned subsidiary of LSB Financial. Lafayette Savings Bank, FSB is referred to in this proxy statement as "Lafayette Savings."

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

             Our annual meeting will be held as follows:

Date:	April 21, 2004
Time:	9:00 a.m., local time
Place:	LSB Building 22 N. Second Street Lafayette, Indiana

Matters to be Considered at the Annual Meeting

            At the annual meeting, shareholders of LSB Financial are being asked to consider and vote upon the following proposals:

Proposal I.	Election of three directors, each with a term of three years; and
Proposal II.	Ratification of the appointment of Crowe Chizek and Company LLC, as independent auditors for the Company for the year ending December 31, 2004.

The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

            A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will not be included in the calculation of the number of shares considered to be present at the meeting.

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Your Voting Rights

            We have fixed the close of business on February 27, 2004, as the record date for the annual meeting. Only shareholders of record of LSB Financial common stock at the close of business on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of LSB Financial common stock you own. On February 27, 2004, 1,356,881 shares of LSB Financial common stock were outstanding and entitled to vote at the annual meeting.

            If you are the beneficial owner of shares held in "street name" by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Under the Nasdaq Stock Market rules, both the election of directors and the ratification of auditors are considered "discretionary" items and, therefore, your nominee may vote your shares without instructions from you.

            We maintain an Employee Stock Ownership Plan ("ESOP ") which owns approximately 7.9 percent of LSB Financial common stock. Employees of LSB Financial and Lafayette Savings participate in the ESOP .. Each ESOP participant instructs the trustee of the plan how to vote the shares of LSB Financial common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the shareholder's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the annual meeting, the trustee will vote the shares "FOR" the election of each of management's director nominees and "FOR" the ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for LSB Financial for the year ending December 31, 2004. In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP account, the ESOP trustee shall vote such shares "FOR" each of management's director nominees and "FOR" the ratification of the appointment of Crowe Chizek and Company LLC. The ESOP trustee will vote the shares of LSB Financial common stock held in the ESOP but not allocated to any participant's account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

Vote Required to Approve the Proposals

            Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of LSB Financial common stock. This means that the three director nominees with the most affirmative votes will be elected to fill the available seats. If you vote "withheld" with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for the purposes of determining whether there is a quorum.

            Ratification of the appointment of Crowe Chizek and Company LLC as our independent auditors for the fiscal year ending December 31, 2004 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of LSB Financial common stock. Shareholder abstentions on the proposal to ratify the appointment of Crowe Chizek and Company LLC as our independent auditors will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote.

            The LSB Financial Board of Directors unanimously recommends that you vote "FOR" election of each of management's director nominees and "FOR" the proposal to ratify Crowe Chizek and Company LLC as our independent auditors for the fiscal year ending December 31, 2004.

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How to Vote at the Annual Meeting

            You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy from the nominee that holds your shares indicating that you were the beneficial owner of LSB Financial common stock on February 27, 2004, the record date for voting at the annual meeting. See "How to Revoke Your Proxy" below.

            If you properly give your proxy and submit it to us in time to vote, the persons named as your proxy will vote your shares as you have directed. If you submit your proxy but do not make a specific choice as to how to vote, your proxy will follow the LSB Financial Board's recommendation and vote your shares "FOR" the election of each of management's director nominees and "FOR" the proposal to ratify Crowe Chizek and Company LLC as our independent auditors for the fiscal year ending December 31, 2004. Voting instructions are included on your proxy card. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

            The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the shareholders' annual meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

            You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote. Please sign, date and return each proxy card to us in the enclosed pre-addressed envelope.

How to Revoke or Change Your Proxy

            You may revoke your proxy and change your vote at any time before the polls close at the meeting:

  by signing and submitting a new proxy with a later date,

  by notifying the Secretary of LSB Financial in writing that you would like to revoke your proxy, or by voting in person at the annual meeting.

            If you have instructed a broker, bank or other nominee to vote your shares, you must follow the directions received from your nominee to change those instructions.

Proxy Solicitation Costs

            We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

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SHARE OWNERSHIP OF LSB FINANCIAL COMMON STOCK

Stock Ownership of Significant Shareholders, Directors and Executive Officers

            The following table presents information regarding the beneficial ownership of LSB Financial common stock as of February 27, 2004, by:

  those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of LSB Financial;

  each director and director nominee of LSB Financial;

  each executive officer of LSB Financial named in the Summary Compensation Table appearing under "Executive Compensation" below; and

  all of the executive officers and directors of LSB Financial as a group.

            The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners, except where otherwise indicated, is the same address as LSB Financial. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of LSB Financial.

Beneficial Owners	Shares Beneficially Owned(1)		Percent of Class
5% Beneficial Owners
LSB Financial Corp. Employee Stock Ownership Plan(2)	107,469		7.9%
John C. Shen, Advisory Director(3)	72,767		5.3
Directors, Director Nominees and Named Executive Officers
James A. Andrew, Director	38,608	(4)	2.8
Kenneth P. Burns, Director	1,000		*
Mary Jo David, Director, Vice President, CFO and Secretary	25,196	(5)	1.8
Harry A. Dunwoody, Director and Senior Vice President	28,196	(5)	2.1
Philip W. Kemmer, Director	7,535		*
Thomas R. McCully, Director	20,312	(6)	1.5
Peter Neisel, Director	25,470		1.9
Mariellen M. Neudeck, Chairman of the Board	23,268		1.7
Jeffrey A. Poxon, Director	26,028	(7)	1.9
Charles W. Shook, Director	3,900		*
Randolph F. Williams, Director, President and CEO	17,736	(5)(8)	1.3
Directors and executive officers of the Company as a group (11 persons)	217,249	(5)(9)	15.3%

(1)	Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days of the February 27, 2004 voting record date, pursuant to the exercise of stock options, as follows:

Mr. Andrew - 6,383 shares	Mr. Kemmer - 6,383 shares	Mr. Poxon - 6,383 shares
Mr. Burns - 750 shares	Mr. McCully - 3,750 shares	Mr. Shook - 3,750 shares
Ms. David - 10,639 shares	Mr. Neisel - 6,383 shares	Mr. Williams - 4,000 shares
Mr. Dunwoody - 10,639 shares	Ms. Neudeck - 6,383 shares

(2)	Represents shares held by the ESOP, 81,484 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(3)	Includes 6,383 shares of common stock as to which Mr. Shen has the right to acquire beneficial ownership. Mr. Shen was appointed as an advisory board member upon his retirement from the Company's board of directors on April 18, 2001.

(4)	Includes 4,248 shares as to which Mr. Andrew may be deemed to have shared beneficial ownership.
(5)	Includes shares of common stock that have been allocated as of December 31, 2003 to individual accounts of ESOP participants, as follows: Ms. David - 6,224 shares; Mr. Dunwoody - 6,830 shares; Mr. Williams - 836 shares; and all executive officers as a group - 13,890 shares. These persons have voting power (subject to the duties of the ESOP trustee) but no investment power, except in limited circumstances, as to these shares.

(6)	Includes 12,402 shares as to which Mr. McCully may be deemed to have shared beneficial ownership.
(7)	Includes 6,721 shares as to which Mr. Poxon may be deemed to have shared beneficial ownership.
(8)	Includes 6,000 shares of restricted stock to which voting power has been transferred in accordance with the Company's restricted stock plan to a third party until such shares are vested.
(9)	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes 65,443 shares of common stock issuable upon exercise of the directors' and executive officers' stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of LSB Financial's common stock (or any other equity securities, of which there are none), to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

            To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with except for directors Burns and Poxon. Mr. Burns inadvertently failed to file a timely Form 5 reporting a previously unreported small acquisition of 100 shares that qualified for deferred reporting during 2003. Mr. Poxon inadvertently failed to file a timely Form 5 reporting a gift of 20 shares to his grandchildren that qualified for deferred reporting during 2003.

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PROPOSAL I - ELECTION OF DIRECTORS

            Our Board of Directors currently consists of 11 members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. All of our nominees currently serve as LSB Financial directors. If any director nominee is unable to serve before the election, your proxy authorizes us to vote for a replacement nominee if our Board of Directors names one. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

            The table below sets forth information regarding our Board of Directors, including their age, position with LSB Financial and term of office. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age	Position(s) Held	Director Since(1)	Term of Office Expires
Nominees
Harry A. Dunwoody	57	Senior Vice President and Director	1993	2007
Mariellen M. Neudeck	62	Chairman of the Board	1986	2007
Charles W. Shook	48	Director	1999	2007
Directors Remaining in Office
James A. Andrew	54	Director	1978	2006
Kenneth P. Burns	59	Director	2002	2006
Philip W. Kemmer	60	Director	1985	2006
Randolph F. Williams	55	President, Chief Executive Officer and Director	2001	2006
Mary Jo David	54	Vice President, Chief Financial Officer, Secretary and Director	1999	2005
Thomas R. McCully	63	Director	1999	2005
Peter Neisel	65	Director	1990	2005
Jeffrey A. Poxon	57	Director	1992	2005

(1) Includes service as a director of Lafayette Savings.

            The principal occupation of each director of LSB Financial and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

            Harry A. Dunwoody. Mr. Dunwoody has served as Senior Vice President of Lafayette Savings since 1989 and was elected as a Director of the bank in 1993. He has held the same positions with the Company since its formation in 1994. He is responsible for residential and consumer lending originations for the bank.

            Mariellen M. Neudeck. Ms. Neudeck, retired as of June 30, 2001, was a Vice President of Greater Lafayette Health Services, Inc. where she was responsible for 16 professional services departments operating in two hospital. She was elected as Chairman of the Board of Lafayette Savings in 1993 and of LSB Financial in 1994.

            Charles W. Shook. Mr. Shook was Vice President of The Shook Agency, a real estate brokerage business, from 1989 through 2001 and was appointed President in 2001.

            James A. Andrew. Mr. Andrew is President and owner of Henry Poor Lumber Co. and Homeworks, retailers of building materials. He is also involved in residential and commercial land development.

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            Kenneth P. Burns. Mr. Burns is an Executive Vice President and the Treasurer of Purdue University.

            Philip W. Kemmer. Mr. Kemmer, retired as of July 2003, was the Transportation Supervisor for the Lafayette School Corp. Prior to joining the Lafayette School Corp., Mr. Kemmer was the business administrator for the First Assembly of God Church from July 1995 through December 1999.

            Randolph F. Williams. Mr. Williams is President and Chief Executive Officer of LSB Financial and its wholly-owned subsidiary, Lafayette Savings. Mr. Williams was appointed to the Board of Directors of LSB Financial in September 2001. He was appointed President of LSB Financial in September 2001 and Chief Executive Officer in January 2002. Mr. Williams served as the President and Chief Operating Officer of Delaware Place Bank in Chicago, Illinois from 1996 until joining LSB Financial. Mr. Williams has over 25 years of banking-related experience.

            Mary Jo David. Ms. David is Vice-President, Chief Financial Officer and Secretary of LSB Financial and Lafayette Savings. She has held these positions with the Company since its formation in 1994 and with Lafayette Savings since 1992.

            Thomas R. McCully. Mr. McCully is a partner in the law firm of Stuart & Branigin and has worked there since 1966.

            Peter Neisel. Mr. Neisel, retired as of December 31, 2002, was the Owner, President and Chief Executive Officer of Schwab Corp., a manufacturer and seller of office equipment.

            Jeffrey A. Poxon. Mr. Poxon is the Senior Vice President, Investments and Chief Investment Officer of The Lafayette Life Insurance Company.

BOARD MEETINGS, BOARD COMMITTEES AND
CORPORATE GOVERNANCE MATTERS

            Meetings of the Board of Directors of LSB Financial are generally held on a monthly basis. Meetings of the Board of Directors of Lafayette Savings, the Company's wholly-owned operating subsidiary, are also generally held on a monthly basis. Membership on the Boards of Directors of LSB Financial and Lafayette Savings are identical. During 2003, the LSB Financial Board of Directors conducted 12 board meetings and the Lafayette Savings Board of Directors conducted 12 board meetings. Each director attended at least 75% of each of the LSB Financial Board and Lafayette Savings Board meetings and any committees on which he or she served during fiscal 2003. In addition, all of our Board members are expected to attend the Company's annual meeting of shareholders, although the Company does not have any written policy as to Board members' attendance at the annual meeting of shareholders. Last year's annual meeting of shareholders was attended by 10 of the 11 members of Board of Directors.

            The Board of Directors has determined that eight of its 11 directors are "independent directors" as that term is defined in the National Association of Securities' Dealers ("NASD") listing standards. The independent directors are as follows: Mariellen M. Neudeck, Charles W. Shook, James A. Andrew, Kenneth P. Burns, Philip W. Kemmer, Thomas R. McCully, Peter Neisel and Jeffrey A. Poxon. Shareholders may communicate with any of our directors by sending written communications to the Company, addressed to the individual director.

            During 2003, the Board of Directors of LSB Financial had a standing audit committee, consisting of the same members who serve on the audit committee for Lafayette Savings. Other than the audit committee, LSB Financial did not have any other standing committees as the business of LSB Financial currently consists solely of that of its operating subsidiary, Lafayette Savings. Lafayette Savings, whose board of directors is identical to that of LSB Financial's, had a standing audit committee and compensation committee. Lafayette Savings also has other Board committees which meet from time to time as needed to review various other functions of the bank. The entire Board of Directors of LSB Financial served as the Company's nominating committee during 2003.

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            During February 2004, the Board of Directors appointed an Audit, Compensation and Nominating Committee consisting of solely independent directors. The Board of Directors also adopted a written charter for each of these committees, as well as a written code of ethics that applies to all of our directors, officers and employees. You may obtain a copy of these documents free of charge by writing to our Corporate Secretary at LSB Financial Corp., 101 Main Street, Lafayette, Indiana 47901, or by calling (765) 742-1064.

            In addition, our code of ethics has been filed with the SEC as Exhibit 14 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003. Our Audit Committee and Nominating Committee charters are attached to this proxy statement as Appendices A and B, respectively.

            The current standing committees of the Board of Directors and the members of these committees are as follows:

Audit Committee Peter Neisel (Chairman) Kenneth P. Burns Charles W. Shook Mariellen M. Neudeck	Compensation Committee James A. Andrew (Chairman) Peter Neisel Mariellen M. Neudeck Jeffrey A. Poxon	Nominating Committee Thomas R. McCully (Chairman) James A. Andrew Mariellen M. Neudeck Jeffrey A. Poxon Charles W. Shook

            Audit Committee. The Audit Committee of LSB Financial operates under a written charter adopted by the full Board of Directors, a copy of which is attached to this proxy statement as Appendix A. The Board of Directors has determined that Kenneth P. Burns is an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B of the Securities Exchange Act of 1934, and that all of the Audit Committee members meet the independence requirements in the National Association of Securities' Dealers ("NASD") listing standards. The Audit Committee met four times during 2003. The primary responsibilities of the audit committee are as follows:

  review the results of the annual audit and quarterly reviews and discuss financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

  select, evaluate and, if necessary, replace the independent auditors;

  monitor the design and maintenance of the Company's system of disclosure controls and internal accounting controls;

  review the results of internal and external audits as to the reliability and integrity of financial and operating information and the systems established to monitor compliance with the Company's policies, plans and procedures and with laws and regulations;

  oversee the entire audit function, both internal and independent;

  provide an effective communication link between the auditors (internal and independent) and the Board of Directors;

  approve non-audit and audit services to be performed by the independent auditors;

  review and approve all related party transactions for potential conflict of interest situations; and

  review and assess the adequacy of the Audit Committee charter on an annual basis.

            Compensation Committee. The Compensation Committee administers our stock option and incentive plan and our recognition and retention plan, and reviews overall compensation policies for LSB Financial. Since LSB Financial currently does not pay any salaries to its officers or employees, all compensation matters, except for stock-

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based compensation awards, are addressed by Lafayette Savings' (our principal subsidiary) Board of Directors. During fiscal 2003, the Compensation Committee did not meet at the holding company level, however, Lafayette Savings' compensation committee, which has an identical make-up, met three times. The primary functions of the Compensation Committee of the Company and Lafayette Savings are as follows:

  make salary and bonus recommendations, administer our stock option and incentive plan and restricted stock plan, and determine terms and conditions of employment of our officers;

  oversee the administration of our employee benefit plans covering employees generally; and

  make recommendations to the Board of Directors with respect to our compensation policies.

            Nominating Committee. The Nominating Committee is responsible for recommending director candidates to serve on the Board of Directors. The Board of Directors will also consider director candidates proposed by shareholders who comply with the procedures set forth in the Company's bylaws. Final approval of director nominees is determined by the full Board, based on the recommendation of the Nominating Committee. The Nominating Committee has the following responsibilities:

  recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

  recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's certificate of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

  review nominations submitted by stockholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of the Company's certificate of incorporation and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

  annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

  perform any other duties or responsibilities expressly delegated to the Committee by the Board.

            Nominations, other than those made by the Nominating Committee, must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in Article I, Section 1.07(c) of the Company's bylaws. In general, to be timely, a shareholder's notice must be received by the Company not less than 90 days prior to the date of the scheduled annual meeting; however, if less than 100 days' notice of the date of the scheduled annual meeting is given by the Company, the shareholder has until the close of business on the tenth day following the day on which notice of the date of the scheduled annual meeting was made. The shareholder's notice must include the information set forth in Article I, Section 1.07(c) of the Company's bylaws, which includes the following:

  as to each person whom a shareholder proposes to nominate for election as a director, all information relating to the proposed nominee that is required to be disclosed in the solicitation of proxies for election as directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934.

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  as to the shareholder giving the notice:

(1) name and address of the shareholder as they appear on the Company's books;

(2) number of shares of the Company's common stock beneficially owned by the shareholder.

            In addition, in order to qualify to stand for election or to continue to serve as a director of the Company, the director or director nominee must be domiciled in, have a principal residence in, or have his or her primary place of business located in, any county in which the Company or any of its subsidiaries has an office.

            The foregoing description is a summary of the Company's nominating process. Any shareholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company's articles of incorporation and bylaws, and Indiana law.

            As stated above, during fiscal 2003 the Board of Directors was responsible for selecting director nominees and met one time with respect to the selection of director nominees.

REPORT OF THE AUDIT COMMITTEE

            The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report therein, and shall not otherwise be deemed filed under such Acts.

            In fulfilling its oversight responsibility of reviewing the services performed by the Company's independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under "Proposal II - Ratification of the Appointment of Auditors" below.

            The Company's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

            As part of its oversight of the Company's financial statements and in fulfilling its responsibilities:

  The Audit Committee has reviewed and discussed with LSB Financial's management the Company's audited financial statements for the year ended December 31, 2003;

  The Audit Committee has discussed with Crowe Chizek and Company LLC, the independent auditors for LSB Financial, those matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61; and

  The Audit Committee has received the written disclosures and the letter from Crowe Chizek and Company LLC required by Independence Standards Board No. 1 disclosing the matters that, in the auditor's judgment, may reasonably be thought to bear on the auditors' independence from LSB Financial, and has discussed with the auditors their independence from the Company.

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            Based upon, and in reliance upon, the Audit Committee's discussions with management and the independent auditors referred to above, the Audit Committee's review of the representations of management and the report of the independent auditors, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the SEC.

Submitted by the Audit Committee of
LSB Financial Corp.'s Board of Directors:

Peter Neisel, Chairman    Kenneth P. Burns    Mariellen M. Neudeck    Charles W. Shook

RELATIONSHIP WITH INDEPENDENT AUDITORS

General

            The Audit Committee has reappointed Crowe Chizek and Company LLC as the independent public accounting firm to audit LSB Financial's consolidated financial statements for the year ending December 31, 2004, subject to the ratification of the appointment by our shareholders. See "Proposal 2 -- Ratification of the Appointment of Auditors" below. In making its determination to reappoint Crowe Chizek and Company as the Company's independent auditors for the 2004 fiscal year, the Audit Committee considered the non-audit services that the independent auditors provided during the 2003 fiscal year and determined that the provision of these services is compatible with and does not impair the auditors' independence. The Audit Committee pre-approves all audit and non-audit services performed by the independent auditors.

Independent Auditing Firm Fees

            Crowe Chizek and Company was the Company's principal auditor for fiscal 2002 and 2003. The aggregate fees billed to the Company by Crowe Chizek and Company and its affiliates for the fiscal years ended December 31, 2002 and 2003 were as follows:

	Year Ended December 31,
	2002	2003
Audit Fees	$47,370	$63,500
Audit Related Fees (1)	---	2,235
Tax Fees (2)	9,650	7,970
All Other Fees (3)	32,244	25,149

(1)	Primarily for consulting services related to internal audit and accounting procedures.
(2)	Primarily for tax compliance, tax advice and tax return preparation services. The fees reported for 2002 also include tax consulting related services in connection with director retirement.
(3)	Primarily for services related to information systems testing, benefit plan allocations and compliance testing. The fees reported for 2002 also include internal audit related services.

Pre-Approval of Audit and Non-Audit Services

            Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent auditors to render an audit or permissible non-audit service, the Audit Committee specifically approves the engagement of our independent auditors to render that service. Accordingly, we do not engage our independent auditors to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. As such, the engagement of Crowe Chizek and Company LLC to render 100 percent of the services described in the categories above was approved by the Audit Committee in advance of the rendering of those services.

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COMPENSATION OF DIRECTORS

            The members of the Boards of Directors of LSB Financial and Lafayette Savings are identical. Directors of LSB Financial are not compensated for service on the Company's Board of Directors. Directors of Lafayette Savings, however, are compensated for service on the Lafayette Savings Board of Directors. During fiscal 2002, each non-employee director of Lafayette Savings received an annual retainer of $13,000, except for the Chairman of the Board, who received an annual retainer of $16,000. Directors who are also employees of Lafayette Savings did not receive any fees for their service on the Board or any Board committees.

            Thomas R. McCully, a director of LSB Financial and Lafayette Savings, is a partner in the law firm of Stuart & Branigin, which firm acts as counsel to Lafayette Savings from time to time. The legal fees received by the law firm from professional services rendered to Lafayette Savings during the year ended December 31, 2003 did not exceed five percent of the firm's gross revenues.

EXECUTIVE COMPENSATION

Summary Compensation Table

            The following table sets forth summary information concerning compensation awarded to, earned by or paid to Randolph F. Williams, LSB Financial's President and Chief Executive Officer, and Mary Jo David, LSB Financial's Vice President, Chief Financial Officer and Secretary, for services rendered by each of them in all capacities with the Company and Lafayette Savings. No other executive officer received aggregate compensation, which includes salary and bonus, exceeding $100,000, for services rendered in 2002. Mr. Williams and Ms. David each received perquisites and other personal benefits in addition to his or her salary and bonus during the periods stated; however, the aggregate amount of these perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of his or her respective total annual salary and bonus and, therefore, this information has been omitted as permitted by the rules of the SEC.

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)	Options/ SARs (#)	All Other Compensation ($)
Randolph F. Williams(1) President and Chief Executive Officer	2003 2002 2001	$170,000 160,000 46,477	$45,900 48,000 ---	--- --- $145,600(2)	--- /--- --- /--- 10,000/---	$6,026(3) --- ---
Mary Jo David Vice President, Chief Financial Officer and Secretary	2003 2002 2001	$92,600 89,500 84,529	$15,834 16,920 3,500	--- --- ---	--- --- ---	$3,300(3) 3,755 3,562

(1)	Mr. Williams was appointed President of LSB Financial in September 2001 and Chief Executive Officer on January 1, 2002.
(2)	Represents the aggregate dollar value on the date of grant of the 10,000 restricted shares of LSB Financial common stock awarded to Mr. Williams on September 17, 2001 under the company's restricted stock plan. The award vests in five equal annual installments with the first 20% of the award vesting on September 17, 2002, and the remaining shares vesting 20% annually on each succeeding September 17, subject to Mr. Williams' continued employment with LSB Financial. Mr. Williams is entitled to receive all dividends paid on the restricted shares. At December 31, 2003, the aggregate dollar value of the remaining 6,000 shares subject to restriction was $165,000.

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(3)	Includes Lafayette Savings's annual contribution to the Company's Employee Stock Ownership Plan on behalf of Mr. Williams and Ms. David. The plan contribution on behalf of Mr. Williams and Ms. David had a market value of $22,990 and $12,788, respectively, as of December 31, 2003.

Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values

            The following table summarizes certain information relating to stock options held by Mr. Williams and Ms. David during the fiscal year ended December 31, 2003 and the value of such options at December 31, 2003. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 31, 2003, which was $27.50 per share, based on the closing price of LSB Financial common stock as reported on the Nasdaq Stock Market on that date. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of LSB Financial common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested.

			Number of Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Randolph F. Williams	---	---	4,000	6,000	$ 51,760	$ 77,640
Mary Jo David	---	---	10,639	---	193,662	---

PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

            The Audit Committee of the LSB Financial Board of Directors has reappointed Crowe Chizek and Company LLC to be the Company's independent auditors for the year ending December 31, 2004, subject to the ratification of the appointment by shareholders. In making its determination to reappoint Crowe Chizek and Company, the Audit Committee of the Board of Directors considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) by Crowe Chizek and Company, the principal independent auditors, is compatible with maintaining the principal auditors' independence. We are asking our shareholders to ratify the selection of Crowe Chizek and Company as our independent auditors for the fiscal year ending December 31, 2004. A representative of Crowe Chizek and Company is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she desires. If the appointment of Crowe Chizek and Company is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of Crowe Chizek and Company.

            The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of Crowe Chizek & Company LLC as LSB Financial's independent auditors for the year ending December 31, 2004.

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CERTAIN TRANSACTIONS

            Lafayette Savings has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

            All loans made by Lafayette Savings to its directors and executive officers are subject to the Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of Lafayette Savings. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2003.

SHAREHOLDER PROPOSALS

            In order to be eligible for inclusion in LSB Financial's proxy materials for next year's annual meeting of shareholders, any shareholder proposal must be received at LSB Financial's executive office located at 101 Main Street, Lafayette, Indiana 47901 on or before November 20, 2004. To be considered for presentation at next year's annual meeting, although not included in the proxy statement, any shareholder proposal must be received at our executive office on or before January 20, 2005; provided, however, that in the event that the date of next year's annual meeting is held before March 31, 2005 or after June 19, 2005, the shareholder proposal must be received on or before the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was made.

            All shareholder proposals for inclusion in LSB Financial's proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and, as with any shareholder proposal regardless of whether it is included in LSB Financial's proxy materials, the Company's Articles of Incorporation and Bylaws, and Indiana law.

OTHER MATTERS

            The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

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APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD
OF DIRECTORS OF LSB FINANCIAL CORP.

I.  Statement of Policy

            The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of LSB Financial Corp. (The "Corporation") to represent and provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of the Corporation's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the Corporation's compliance with legal and regulatory requirements; the annual independent audit of the Corporation's financial statements; the independent auditors' qualifications and independence; the performance of the Corporation's internal audit function and independent auditors and any other areas specified by the Board of potential financial risks to the Corporation. The Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission (the "SEC") for inclusion in the Corporation's annual proxy statement. In discharging its duties and responsibilities, the Committee is empowered to investigate any matter brought to its attention, with full access to all necessary books, records, and personnel of the Corporation, and has the authority to retain at the Corporation's expense special legal, accounting or other advisors, consultants or experts as it deems appropriate.

            In fulfilling its responsibilities, it is recognized that members of the Committee are not employees of the Corporation. The Corporation's management is responsible for preparing the Corporation's financial statements. The independent auditors are responsible for auditing the Corporation's annual financial statements and reviewing the Corporation's quarterly financial statements prior to the filing of the Corporation's annual and quarterly reports on Form 10-KSB and 10-QSB with the SEC. It is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of management and the independent auditors. Each member of the committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation from whom and from which he or she receives information and the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board).

II.  Committee Composition and Meetings

            The Committee composition shall be in accordance with the NASDAQ Stock Market (the "NASDAQ") listing standards. The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, considering the recommendation of the Nominating Committee, each of whom shall meet the independence requirements of the NASDAQ and SEC for audit committee members, and each of whom shall be free from any relationship which would interfere with the exercise of his or her independent judgment. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee may be designated annually by the Board as an "audit committee financial expert" as the SEC defines that term and as the Board interprets such qualification in its business judgment consistent with such definition. The Board shall have the power at any time to change the membership of the Committee to fill vacancies, subject to the qualification requirements of this Charter.

            The Committee shall meet at least quarterly. The Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. If the chairperson is not available for a meeting, the other members of the Committee may appoint a temporary chairperson for such meeting. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee shall meet separately, periodically, with management, the chief internal auditor and or other members of the Corporation's Internal Audit Department, and the independent auditors, to discuss any matters that the Committee or any of there persons believes should be discussed. The Committee may also meet separately with regulatory examiners.

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III.  Committee Duties, Responsibilities and Processes

            The following shall be the principal duties, responsibilities and recurring processes of the Committee in carrying out its oversight role. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meeting (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable for the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) and provision of the Bylaws of the Corporation, or (c) the laws of its jurisdiction of incorporation.

            As part of its oversight responsibility, the Committee shall:

            Review Procedures

  Review and discuss the form of presentation and type of information to be contained in earnings press releases. The Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

  Prior to the filing of quarterly and annual reports on Forms 10-QSB and 10-KSB, review and discuss with management and the independent auditors: (i) the Corporation's quarterly and annual consolidated financial statements; (ii) matters that affect the Corporation's consolidated financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations; (iii) the results of the independent auditors' reviews of the quarterly financial statements, the audit of the annual financial statements and the independent auditors' report, and any other matters required to be communicated to the Committee by the independent auditors, as well as discussions regarding qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of the Corporation's accounting principles, and the clarity of the financial statements; (iv) all critical accounting policies and practices to be used; (v) any matters required to be communicated to the Committee by the independent auditors in accordance with SAS Nos. 61 and 71 or any other SAS; and (vi) other material written communications between the independent auditors and management. Prior to the filing of the Corporation's Annual Report on Form 10-K, recommend to the Board whether the audited financial statements should be included in the Form 10-KSB.

  Regularly review with the independent auditors any problems or difficulties encountered in the course of the audit work and management's response, including any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

  Review: (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of any material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements. In consultation with management, the independent auditors and the internal auditors, monitor the integrity and effectiveness of the Corporation's financial reporting processes and systems of internal controls, including reviewing and discussing major financial risk exposures and the steps management has taken to monitor, control and report such exposures; and review significant findings relating to the foregoing prepared by the independent auditors or the internal auditors, together with management's responses and follow-up reports.

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  Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures have been established by the Committee and are set forth in the Corporation's Code of Business Conduct and Ethics.

            Independent Auditors and Other External Services

  The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Committee.

  Pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors. The Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with this Charter, for the engagement of the independent auditors to render permissible non-audit services to the Corporation, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

  Evaluate the qualifications, independence and performance of the independent auditors annually. This evaluation shall include a review and discussion of the annual communication as to independence delivered by the independent auditors required by Independence Standards Board Standard No. 1. Ensure the rotation or the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and the rotation of any other audit partner whose rotation is required by the regulations of the SEC.

  Review the audit plan of the independent auditors - discuss scope, staffing, timing, estimated and actual fees, reliance upon management and internal audit, and general audit approach.

  Set clear hiring policies for employees or former employees of the independent auditors.

            Internal Audit Department

  Review the budget, program, changes in program, activities, strategies, organizational structure and qualifications of the Internal Audit Department, as needed, it being understood that the Internal Audit Department functionally reports directly to the Committee. Evaluate whether the Internal Audit Department operation and structure permits unrestricted access by internal auditors to records, personnel and physical properties relevant to the performance of its responsibilities and to top management, the Committee and the Board. Assess the appropriateness of the resources allocated to internal auditing. Evaluate the effectiveness of the internal audit function.

  Review the appointment, performance and replacement, if appropriate, of the chief internal auditor. Decisions regarding hiring or termination of the chief internal auditor require endorsement by the Committee. The chairperson of the Committee will also be involved in performance evaluation and compensation decisions related to the chief internal auditor.

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  Review significant issues presented by the Internal Audit Department together with management's response and follow-up to these reports.

            Other Committee Responsibilities

  Review and reassess the adequacy of this Charter at least annually, and recommend any proposed changes to the Board for approval. Ensure the publication of this Charter in accordance with SEC regulations.

  Maintain minutes of meetings and report regularly to the Board on the Committee's activities. Review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal audit function.

  Conduct an appropriate review of and approve all related party transactions on an ongoing basis, as required by the NASDAQ listing standards. For these purposes, the term "related party transactions" shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

  Review with the Corporation's chief corporate counsel: (i) any significant legal matter that could have a material impact on the Corporation's financial statements; (ii) legal compliance matters, including corporate securities trading policies and material notices to or inquiries received from governmental agencies; and (iii) reports of evidence of a material violation of securities laws of breaches of fiduciary duty.

  Review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Forms 10-KSB and 10-QSB with respect to the financial statements and about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Corporation's internal control over financial reporting.

  Ensure required certifications are made to NASDAQ: (i) that a formal written charter has been adopted for the Committee and that the Committee has reviewed and reassessed the adequacy of the charter on an annual basis; and (ii) as to the independence of the members of the Committee.

  Perform any other activities consistent with this Charter, the Corporation's bylaws or governing law as the Committee or the board deems necessary or appropriate.

IV.  Funding

            The Corporation shall provide the Committee with appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to the independent auditors and to any advisors employed by the Committee; and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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APPENDIX B

CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS OF
LSB FINANCIAL CORP.

I.         Statement of Policy

            The Nominating Committee (the "Committee") shall be appointed by the Board of Directors (the "Board") of LSB Financial Corp. (The "Corporation") for the purpose of (i) identifying individuals qualified to serve as Board members, consistent with criteria approved by the Board; and (ii) recommending to the board the director nominees for election or appointment to the board of Directors.

II.        Committee Composition and Meetings

            The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, each of whom shall be an independent director as defined by the Nasdaq Stock Market (the "Nasdaq") listing standards and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter. The Committee shall meet at least two times annually or more frequently as circumstances require.

III.       Committee Duties, Responsibilities and Process

            The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of its jurisdiction of incorporation.

            The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

            The Committee shall have the following responsibilities:

  Recommend to the Board the appropriate size of the Board and assist in identifying , interviewing and recruiting candidates for the Board.

  Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation's Articles or Certificate of Incorporation and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.

  Review nomination submitted by stockholders, which have been addressed to the corporate secretary, and which comply with the requirements of the Articles or Certificate of Incorporation and the Bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

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  Annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies as necessary.

  Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.       Investigations and Studies; Outside Advisers

            The Committee may conduct or authorize studies of or investigations into matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Corporation's regular counsel or advisors). The Committee shall have the authority to retain or terminate one or more search firms to assist the Committee in carrying out its responsibilities, including authority to approve the firm's fees and retention terms, which fees shall be borne by the Corporation.

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Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees each for a term of three years.
For Withhold
01 - Harry A. Dunwoody
02 - Mariellen M. Neudeck
03 - Charles W. Shook

B	Issues
The Board of Directors recommends a vote FOR the following proposal.
For Against Abstain
2.	Ratification of Crowe Chizek and Company LLC as independent auditors for the Company for the year ending December 31, 2004.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein. Should a director nominee be unable to serve as a director, an event that we do not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box

Signature 2 - Please keep signature within the box

Date (mm/dd/yyyy)
/ /

(See reverse side hereof)

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Proxy - LSB FINANCIAL CORP.

Annual Meeting of Shareholders
April 21, 2004

This proxy is solicited on behalf of the Board of Directors of LSB Financial Corp.

The undersigned hereby appoints the members of the Board of Directors of LSB Financial Corp., and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of LSB Financial Corp. common stock held of record by the undersigned at the close of business on February 27, 2004, at the annual meeting of shareholders to be held on Wednesday, April 21, 2004, at 9:00 a.m. local time, and at all adjournments or postponements thereof.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of LSB Financial Corp. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of LSB Financial Corp. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from LSB Financial Corp. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on April 21, 2004, an Annual Report to Shareholders for the year ended December 31, 2003, and a proxy statement relating to the business to be addressed at the meeting.

PLEASE PROMPTLY COMPLETE, DATE AND SIGN ON THE REVERSE SIDE HEREOF, AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.